SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        UNDER SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 11, 1997
                        (Date of Earliest Event Reported)

                          COMMAND SECURITY CORPORATION
                          ----------------------------
             (Exact name of Registrant as Specified in its Charter)

                                    New York
                                    --------
                            (State of Incorporation)

                                     0-18684
                                     -------
                            (Commission File Number)

                                   14-1626307
                                   ----------
                        (IRS Employer Identification No.)

                  Lexington Park, Lagrangeville, New York 12540
                  ---------------------------------------------
                    (Address of Principal Executive Offices)

                                 (914) 454-3703
                                 --------------
                         (Registrant's Telephone Number)
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Item 1-Item 4      Not Applicable.

Item 5             Not Applicable.

Item 6             Not Applicable.

Item 7             Financial Statements and Exhibits.

                   (a),(b) Not Applicable.

                   (c) Exhibits

                   (i)  Press release dated February 07, 1997

                   (ii) Press release dated February 10, 1997

Item 8.            Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 1997                       COMMAND SECURITY CORPORATION


                                              by: /s/ H. Richard Dickinson
                                              ----------------------------
                                              H. Richard Dickinson
                                              Chief Financial Officer